COOPERATIVE BANKSHARES REPORTS
                         FIRST QUARTER EARNINGS INCREASE

For Immediate Release: April 24, 2003

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the quarter ended March 31, 2003, of $1,387,650 or $0.48 per diluted share, a 7.7% increase over the same quarter last year. Net income for the quarter ended March 31, 2002, was $1,288,502 or $0.45 per diluted share, which included a $285,728 after tax gain on sale of real estate. Without the gain on sale of real estate, net income for the quarter ended March 31, 2002, would have been $1,002,744, which would have resulted in a 38.4% increase in income for the three months ended March 31, 2003, as compared to the same period last year.

     Total assets at March 31, 2003, were $512.6 million; stockholders' equity was $39.8 million or $13.98 per share and represented 7.77% of assets.

     Cooperative Bankshares, Inc. is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina. The Bank's subsidiary, Lumina Mortgage, Inc., is a mortgage banking firm, originating and selling residential mortgage loans through offices in Wilmington, North Carolina; North Myrtle Beach, South Carolina; and Virginia Beach, Virginia.

                           For Additional Information:
       SEC Form 8-K has been filed which contains additional information.
       -----------------------------------------------------------------


Contacts:
Frederick Willetts, III, President
Todd L. Sammons, CPA, Senior Vice President/ CFO
Linda B. Garland, Vice President/ Secretary

          COOPERATIVE BANKSHARES, INC.
                 201 MARKET ST.                                  UNAUDITED SELECTED FINANCIAL DATA
              WILMINGTON, NC 28401                                   NASDAQ SYMBOL: COOP

-----------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                                  03/31/2003     12/31/2002     09/30/2002     06/30/2002     03/31/2002
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                         $512,578,370   $504,209,577   $498,035,065   $479,434,570   $462,845,520
STOCKHOLDERS'  EQUITY                            39,816,314     38,448,261     37,065,288     35,775,614     34,142,488
DEPOSITS                                        375,020,415    357,254,096    359,872,874    360,535,738    352,082,543
BOOK VALUE (2,847,947 SHARES as of 3/31/03)           13.98          13.56          13.07          12.62          12.04

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE                 362,650        249,203        424,080        224,528        780,364
  NON-ACCRUAL LOANS                                  34,611        334,289        124,892          6,607        299,271
  FORECLOSED REO                                    920,643        619,163        599,588      1,283,041      1,192,133
                                                -----------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS                 $ 1,317,904   $  1,202,655   $  1,148,560   $  1,514,176   $  2,271,768
                                                =======================================================================

-----------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                           03/31/2003     12/31/2002     09/30/2002     06/30/2002     03/31/2002
-----------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                    3.58%          3.55%          3.54%          3.57%          3.33%
  (net interest income / average
     interest-earning assets)

EARNING ASSETS / LIABILITIES                         108.30%        107.60%        107.20%        106.60%        106.80%

STOCKHOLDERS' EQUITY/ASSETS                            7.77%          7.63%          7.44%          7.46%          7.38%

-----------------------------------------------------------------------------------------------------------------------

NET INCOME                                      $ 1,387,650   $  1,304,954   $  1,219,879   $  1,131,162   $  1,288,502*
                                                =======================================================================
NET INCOME  PER DILUTED SHARE                   $      0.48   $       0.46   $       0.43   $       0.40   $       0.45
                                                =======================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                                2,887,096      2,866,802      2,861,290      2,861,143      2,843,398
                                                =======================================================================
ALLOWANCE FOR LOAN LOSSES
    PROVISION                                   $   200,000   $    220,000      $ 120,000   $    120,000   $    280,000
    CHARGE OFFS                                     141,804         13,547         10,317        118,404        218,060
    RECOVERIES                                        1,852         28,218            649            624          4,895
                                                -----------------------------------------------------------------------
    BALANCE                                     $ 2,996,843   $  2,936,795   $  2,702,124   $  2,591,792   $  2,589,572
                                                =======================================================================

Note:Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.
*    Includes gain on sale of real estate of $285,728 after tax.

           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
          CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                        MARCH 31, 2003     December 31, 2002*
                                                                        --------------     ------------------
                                                                         (UNAUDITED)
                              ASSETS
  Cash and due from banks, noninterest-bearing                            $ 13,205,668         $ 11,858,603
  Interest-bearing deposits in other banks                                   3,155,941                   --
                                                                          ------------         ------------
    Total cash and cash equivalents                                         16,361,609           11,858,603
  Securities:
    Available for sale (amortized cost of $39,355,848 in March 2003
     and $41,033,409 in December 2002)                                      40,225,231           42,075,212
    Held to maturity (estimated market value of $7,728,406 in March
     2003 and $8,009,087 in December 2002)                                   7,593,362            7,859,955
  FHLB stock                                                                 3,804,600            4,054,700
  Loans held for sale                                                       20,757,817           25,659,935
  Loans                                                                    404,077,345          393,812,940
   Less allowance for loan losses                                            2,996,843            2,936,795
                                                                          ------------         ------------
    Net loans                                                              401,080,502          390,876,145
  Other real estate owned                                                      920,643              619,163
  Accrued interest receivable                                                2,192,839            2,239,826
  Premises and equipment, net                                                7,603,824            7,019,219
  Other assets                                                              12,037,943           11,946,819
                                                                          ------------         ------------
          Total assets                                                    $512,578,370         $504,209,577
                                                                          ============         ============

               LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                $375,020,415         $357,254,096
  Short-term borrowings                                                     51,728,252           61,585,827
  Escrow deposits                                                              381,491              223,604
  Accrued interest payable                                                     278,302              284,568
  Accrued expenses and other liabilities                                     2,262,185            3,320,629
  Long-term obligations                                                     43,091,411           43,092,592
                                                                          ------------         ------------
       Total liabilities                                                   472,762,056          465,761,316
                                                                          ------------         ------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                --                   --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,847,947 and 2,835,947 shares issued and outstanding                    2,847,947            2,835,947
  Additional paid-in capital                                                 2,613,153            2,440,645
  Accumulated other comprehensive income                                       573,793              635,500
  Retained earnings                                                         33,781,421           32,536,169
                                                                          ------------         ------------
       Total stockholders' equity                                           39,816,314           38,448,261
                                                                          ------------         ------------
          Total liabilities and stockholders' equity                      $512,578,370         $504,209,577
                                                                          ============         ============
Book value per common share                                               $      13.98         $      13.56
                                                                          ============         ============

*Derived from audited consolidated financial statements.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                   THREE MONTHS ENDED
                                                                        MARCH 31,
                                                                  2003             2002
                                                              -----------       -----------
INTEREST INCOME:
  Loans                                                       $ 6,525,593       $ 6,595,546
  Securities                                                      603,090           695,887
  Other                                                             9,806            12,293
  Dividends on FHLB stock                                          45,575            58,909
                                                              -----------       -----------
       Total interest income                                    7,184,064         7,362,635
                                                              -----------       -----------
INTEREST EXPENSE:
  Deposits                                                      2,038,260         2,845,342
  Borrowed funds                                                  891,943           912,653
                                                              -----------       -----------
       Total interest expense                                   2,930,203         3,757,995
                                                              -----------       -----------

NET INTEREST INCOME                                             4,253,861         3,604,640
Provision for loan losses                                         200,000           280,000
                                                              -----------       -----------
       Net interest income after provision for loan losses      4,053,861         3,324,640
                                                              -----------       -----------
NONINTEREST INCOME:
   Gain on sale of loans                                        1,026,756            18,279
   Net gain (loss) on sale of securities                               --           116,766
   Service charges and fees on loans                              138,331           201,382
   Deposit-related fees                                           256,871           248,235
   Gain on sale of real estate                                         --           464,977
   Bank-owned life insurance earnings                              97,074            99,837
   Other income, net                                               52,625            60,116
                                                              -----------       -----------
       Total noninterest income                                 1,571,657         1,209,592
                                                              -----------       -----------
NONINTEREST EXPENSE:
   Compensation and fringe benefits                             2,274,258         1,435,853
   Occupancy and equipment                                        647,931           518,210
   Professional and examination fees                              101,247           130,581
   Advertising                                                    120,555            70,503
   Real estate owned                                               17,890             6,542
   Other                                                          456,886           388,381
                                                              -----------       -----------
     Total noninterest expenses                                 3,618,767         2,550,070
                                                              -----------       -----------

Income before income taxes                                      2,006,751         1,984,162
Income tax expense                                                619,101           695,660
                                                              -----------       -----------
NET INCOME                                                    $ 1,387,650       $ 1,288,502
                                                              ===========       ===========
NET INCOME PER SHARE:
   Basic                                                           $ 0.49            $ 0.45
                                                              ===========       ===========
   Diluted                                                         $ 0.48            $ 0.45
                                                              ===========       ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                        2,844,678         2,835,447
                                                              ===========       ===========
   Diluted                                                      2,887,096         2,843,398
                                                              ===========       ===========

                                                                    For the quarter ended
                                                    March 31, 2003                         March 31, 2002
                                               -----------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                  Average                                Average
                                               Average                   Yield/     Average                   Yield/
                                               Balance     Interest      Cost       Balance      Interest       Cost
                                               --------    --------     -------     -------      --------     -------
Interest-earning assets:
   Interest-bearing deposits in other banks  $  3,554      $   10        1.13%      $  2,810      $   12       1.71%
   Securities:
      Available for sale                       40,339         493        4.89%        43,398         607       5.59%
      Held to maturity                          7,783         109        5.60%         5,000          89       7.12%
   FHLB stock                                   4,124          46        4.46%         4,155          59       5.68%
   Loan portfolio                             418,860       6,526        6.23%       377,481       6,596       6.99%
                                             --------      ------                   --------      ------
    Total interest-earning assets             474,660       7,184        6.05%       432,844       7,363       6.80%

Non-interest earning assets                    26,266                                 23,648
                                             --------                               --------
Total assets                                 $500,926                               $456,492
                                             ========                               ========

Interest-bearing liabilities:
   Deposits                                   344,844       2,038        2.36%       326,812       2,845       3.48%
   Borrowed funds                              93,473         892        3.82%        78,427         913       4.66%
                                             --------      ------                   --------      ------
    Total interest-bearing liabilities        438,317      $2,930        2.67%       405,239      $3,758       3.71%
                                                           ------                                 ------
Non-interest bearing liabilities               23,772                                 16,859
                                             --------                               --------
    Total liabilities                         462,089                                422,098
    Stockholders' equity                       38,837                                 34,394
                                             --------                               --------
Total liabilities and stockholders' equity   $500,926                               $456,492
                                             ========                               ========
Net interest income                                        $4,254                                 $3,605
                                                           ======                                 ======

Interest rate spread                                                     3.38%                                 3.09%
                                                                        =====                                 =====
Net yield on interest-earning assets                                     3.58%                                 3.33%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                          108.3%                                106.8%
                                                                        =====                                 =====